Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

September 3, 2021

GULF ISLAND

PROVIDES OPERATIONAL UPDATE

FOLLOWING HURRICANE IDA

Houston, TX - Gulf Island Fabrication, Inc. (“Gulf Island” or the “Company”) (NASDAQ: GIFI) today provided an update on the status of operations at its Houma, Louisiana facilities.

On August 29, 2021, Hurricane Ida made landfall near Gulf Island’s Houma, Louisiana facilities as a Category 4 hurricane. The storm caused severe flooding, significant property damage and power outages in the surrounding areas.

Gulf Island has a long history of conducting operations in South Louisiana and substantial experience managing through catastrophic weather events and their aftermath. The Company’s initial assessment of damage to the Houma facilities indicates no significant flood damage; however, multiple buildings experienced high winds damage and there is significant debris throughout the facilities. Cleanup and restoration efforts at the Houma facilities have commenced to enable employees and contractors to safely return to work. Based upon this initial assessment, the Company expects to be able to recommence certain project activities in approximately one week. The Company’s ability to fully recommence project activities will be dependent in part on the restoration of power and other infrastructure in Houma and the surrounding area. The Company maintains insurance policies designed to protect it from material financial losses associated with adverse weather events such as Hurricane Ida and is currently assessing the full extent of the damage and applicable insurance coverage amounts. The Company currently does not expect the financial exposure associated with damage caused by the storm to be material to its overall liquidity.

“Our top priority has been and will continue to be the safety of our employees. Many of our employees suffered significant damage to their homes and we continue to encourage them to focus on the well-being of their families,” said Richard Heo, Gulf Island’s President and Chief Executive Officer. “We are working to assist our employees who have experienced damage or have otherwise been displaced by the storm and plan to coordinate volunteers to support recovery and cleanup efforts in Houma and the surrounding areas.”

“Hurricane Ida was a historic storm, and our thoughts and prayers are with all affected by its impact. We are grateful for the support from local authorities and the heroic work of first responders who are dealing with the aftermath of the storm as conditions allow. I am confident that the resilience of our employees and the residents of South Louisiana will enable us to get through these difficult times,” concluded Heo.

ABOUT GULF ISLAND

Gulf Island is a leading fabricator of complex steel structures and modules and provider of project management, hookup, commissioning, repair, maintenance and civil construction services to the industrial and energy sectors. The Company’s customers include U.S. and, to a lesser extent, international energy producers; refining, petrochemical, LNG, industrial and power operators; and EPC companies. The Company is headquartered in Houston, Texas and its operating facilities are located in Houma, Louisiana.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

This Release contains forward-looking statements in which the Company discusses its potential future performance. Forward-looking statements, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, are all statements other than statements of historical facts, such as projections or expectations relating to diversification and entry into new end markets, improvement of risk profile, industry outlook, oil and gas prices, operating cash flows, capital expenditures, liquidity and tax rates. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be,” “potential” and any similar expressions are intended to identify those assertions as forward-looking statements.

The Company cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause its actual results to differ materially from those anticipated in the forward-looking statements include: the final assessment of damage at its Houma facilities and duration of power outages and other infrastructure challenges in the Houma area following Hurricane Ida; the duration and scope of, and uncertainties associated with, the ongoing global pandemic caused by COVID-19 (including new and emerging strains and variants), and the corresponding weakened demand for, and volatility of prices of, oil and the impact thereof on its business and the global economy; its ability to secure new project awards, including fabrication projects for refining, petrochemical, LNG, industrial and sustainable energy end markets; the Company’s ability to improve project execution; its inability to realize the expected financial benefits of the Shipyard Transaction; the cyclical nature of the oil and gas industry; competition; consolidation of its customers; timing and award of new contracts; reliance on significant customers; financial ability and credit worthiness of its customers; nature of its contract terms; competitive pricing and cost overruns on its projects; adjustments to previously reported profits or losses under the percentage-of-completion method; weather conditions; changes in contract estimates; suspension or termination of projects; its ability to raise additional capital; its ability to amend or obtain new debt financing or credit facilities on favorable terms; its ability to generate sufficient cash flow; its ability to sell certain assets; any future asset impairments; utilization of facilities or closure or consolidation of facilities; customer or subcontractor disputes; its ability to resolve the dispute with a customer relating to the purported terminations of contracts to build two MPSVs and the dispute with a customer related to contracts to build two seventy-vehicle ferries; operating dangers and limits on insurance coverage; barriers to entry into new lines of business; its ability to employ skilled workers; loss of key personnel; performance of subcontractors and dependence on suppliers; changes in trade policies of the U.S. and other countries; compliance with regulatory and environmental laws; lack of navigability of canals and rivers; systems and information technology interruption or failure and data security breaches; performance of partners in any future joint ventures and other strategic alliances; shareholder activism; focus on environmental, social and governance factors by institutional investors and regulators; and other factors described in Part I, Item 1A “Risk Factors” in the Company’s 2020 Annual Report as updated under “Risk Factors” in Part II, Item 1A in its quarterly report on Form 10-Q for the quarter ended March 31, 2021, and as may be further updated by subsequent filings with the SEC.

Additional factors or risks that the Company currently deems immaterial, that are not presently known to the Company or that arise in the future could also cause the Company’s actual results to differ materially from its expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which the Company’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, which it cannot control. Further, the Company may make changes to its business plans that could affect its results. The Company cautions investors that it undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as of the date made, for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, and notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes.

COMPANY INFORMATION

Richard W. Heo	Westley S. Stockton
Chief Executive Officer	Chief Financial Officer
713.714.6100	713.714.6100